                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2001


                                 IFX Corporation
                                 ---------------
             (Exact name of Registrant as Specified in Its Charter)



            Delaware                        0-15187              36-3399452
           -----------                    ----------           ---------------
 (State or Other Jurisdiction of   (Commission file number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                 IFX Corporation
                           707 Skokie Blvd., 5th Floor
                           Northbrook, Illinois 60062
                          -----------------------------

               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 (847) 412-9411
                                ----------------
              (Registrant's Telephone Number, Including Area Code)


             -------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

As previously reported on Registrant's Report on Form 8-K dated March 13, 2001, Registrant secured a commitment for $15.4 million in funding from UBS Capital Americas III, L.P. and UBS Capital LLC (collectively, the "Purchasers"), to be used for working capital purposes. Pursuant to the Stock Purchase Agreement dated as of March 13, 2001, by and among Registrant and the Purchasers, as amended by Amendment No. 1 to the Stock Purchase Agreement dated as of May 7, 2001, the Purchasers purchased 3,994,127 shares of Registrant's Class I Series B Convertible Preferred Stock and 424,135 shares of Registrant's Class II Series B Convertible Preferred Stock on May 7, 2001. All of the shares were purchased at $3.50 per share. The Class I Series B Convertible Preferred Stock has full voting rights and is convertible into one share of the Registrant's common stock. The Class II Series B Convertible Preferred Stock has the same rights as the Class I Series B Convertible Preferred Stock except that it may not vote for the Board of Directors and is not convertible into Common Stock. Rather, at the election of Purchasers, each share of the Class II Series B Convertible Preferred Stock is convertible after one year into one share of Class I Convertible Preferred Stock.

The Board of Directors of the Registrant has been increased to eight directors from seven directors. The Purchasers are entitled to select three directors. Further, the Casty Grantor Subtrust ("Casty") is entitled to appoint one director and International Technology Investments, LC ("ITI") is entitled to appoint one director. ITI and Casty are entitled to jointly select an additional director. Also, ITI, Casty and the Purchasers are jointly entitled to select two additional directors who qualify as "independent directors" in accordance with Nasdaq rules. Effective with the purchase of the Series B Convertible Preferred Stock, Zalman Lekach resigned as a director of the Registrant and Charles Delaney and Patrick Delhougne were appointed as directors.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

 Exhibit Number      Description of Exhibit
 --------------      ----------------------

     4.1 Amended Certificate of Designation, Powers, Preferences and Rights of Series A Convertible Preferred Stock of the Registrant
     4.2 Certificate of Designation, Powers, Preferences and Rights of Series B Convertible Preferred Stock of the Registrant
     10.1 Second Amended and Restated Stockholders Agreement Among Registrant, UBS Capital Americas III, L.P., UBS Capital LLC, International Technology Investments, LC, Joel Eidelstein, Michael Shalom and Casty Grantor Subtrust dated as of May 7, 2001
     10.2* Series B Convertible Preferred Stock Purchase Agreement dated as of March 13, 2001, among the Registrant, UBS Capital Americas III, L.P. and UBS Capital LLC
     10.3 Amendment No. 1 to Purchase Agreement dated as of May 7, 2001, among the Registrant, UBS Capital Americas III, L.P. and UBS Capital LLC
     10.4 Amended and Restated Registration Rights Agreement dated as of May 7, 2001, among Registrant, UBS Capital Americas III, L.P., UBS Capital LLC, International Technology Investments, LC, and Casty Grantor Subtrust
     99.1            Press Release dated May 8, 2001

*Incorporated by reference to Registrant's Report on Form 8-K dated March 13,
2001
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IFX Corporation



                              By:   /s/ Joel Eidelstein
                                   ------------------------
                                    Joel Eidelstein,
                                    President

Date: May 10, 2001


                                 IFX CORPORATION

                                  EXHIBIT INDEX


Exhibit Number       Description of Exhibit
--------------       ----------------------

   4.1 Amended Certificate of Designation, Powers, Preferences and Rights of Series A Convertible Preferred Stock of the Registrant
   4.2 Certificate of Designation, Powers, Preferences and Rights of Series B Convertible Preferred Stock of the Registrant
   10.1 Second Amended and Restated Stockholders Agreement Among Registrant, UBS Capital Americas III, L.P., UBS Capital LLC, International Technology Investments, LC, Joel Eidelstein, Michael Shalom and Casty Grantor Subtrust dated as of May 7, 2001
   10.2* Series B Convertible Preferred Stock Purchase Agreement dated as of March 13, 2001, among the Registrant, UBS Capital Americas III, L.P. and UBS Capital LLC
   10.3 Amendment No. 1 to Purchase Agreement dated as of May 7, 2001, among the Registrant, UBS Capital Americas III, L.P. and UBS Capital LLC
   10.4 Amended and Restated Registration Rights Agreement dated as of May 7, 2001, among Registrant, UBS Capital Americas III, L.P., UBS Capital LLC, International Technology Investments, LC, and Casty Grantor Subtrust
   99.1              Press Release dated May 8, 2001

*Incorporated by reference to Registrant's Report on Form 8-K dated March 13,
2001